UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 2, 2025

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	001-13227		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 2, 2025, Camden National Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, its acquisition of Northway Financial, Inc. (“Northway”) pursuant to an Agreement and Plan of Merger, dated September 9, 2024, by and between the Company and Northway, which provided for the merger of Northway with and into the Company, with the Company surviving (the “Merger”).

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and supplements the Original 8-K, and is being filed to provide historical financial statements and pro forma financial information pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days after the date that the Original 8-K was required to be filed with respect to the Merger.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Northway for the fiscal year ended December 31, 2024 are filed herewith as Exhibit 99.1 and incorporated herein by reference. The consent of Baker Newman & Noyes LLC, Northway’s independent auditor, is attached as Exhibit 23.1 hereto.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of December 31, 2024 gives effect to the Merger as if it had been consummated on December 31, 2024 and the Company’s unaudited pro forma condensed combined statement of income gives effect to the Merger as if it had been consummated on January 1, 2024. The pro forma financial statements are both filed herewith as Exhibit 99.2 and incorporated herein by reference.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Northway would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve.

This Amended 8-K does not modify or update the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, nor does it reflect any subsequent information or events.

(d) The following exhibits are filed with this Report:

Exhibit No.	Description
23.1	Consent of Baker Newman & Noyes LLC.
99.1	Audited consolidated financial statements of Northway as of, and for the year ended, December 31, 2024.
99.2
Unaudited pro forma condensed combined financial statements of the Company and Northway, consisting of the unaudited pro forma condensed combined income statements of the Company and Northway for the year ended December 31, 2024, and the unaudited pro forma condensed combined balance sheets of the Company and Northway as of December 31, 2024.

101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2025

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer